THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated October 9, 2015

to the Prospectuses

You should read this supplement in conjunction with your Fund’s prospectus, which discusses the Fund’s policies and procedures with respect to frequent trading.

Elimination of Frequent Trading Policy Effective November 1, 2015. Each Fund’s frequent trading policy, under which a shareholder redeeming shares valued at $5,000 or more is prohibited from investing in the same Fund for 30 calendar days after the redemption date (the ‘‘Policy’’), is eliminated effective November 1, 2015. Accordingly, in the section of each Fund’s prospectus titled “Account Services and Policies – Account Policies – Frequent Trading Policy and Procedures,” references to the Policy are deleted effective November 1, 2015.

Implementation. If you have redeemed shares of a Fund between October 2, 2015 and October 30, 2015 and seek to invest in the same Fund within 30 days (between November 1, 2015 and November 29, 2015), applicability of the Policy may vary depending on your financial intermediary.

Retention of Other Policies and Procedures Designed to Prevent or Stop Frequent Trading. In the absence of the Policy, each Fund has policies and procedures designed to prevent or stop frequent trading, as described in the Fund’s prospectus in the section titled “Account Services and Policies – Account Policies – Excessive Trading and Market Timing” and in the remaining portions of the section titled “Account Services and Policies – Account Policies – Frequent Trading Policy and Procedures.” As described in those sections, shareholders who engage in frequent trading, including trading that was previously subject to the Policy, remain subject to monitoring, warning notifications, and discretionary purchase blocks.

Please retain this document for your future reference.

1	This supplement does not apply to Lord Abbett Series Fund, Inc. or Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.